Exhibit 10.175

December 27, 2017

Agreement for Equity in Exchange for Services

TO:     Mr. Al Gever, CFO/COO

Twinlab Consolidated Holdings, Inc.

4800 T-Rex Avenue, Suite 305

Boca Raton, FL 33431

Dear Mr. Gever:

This letter serves as the formal agreement for equity in exchange for services ("Agreement") between Twinlab Consolidated Holdings, Inc. and Platinum Advisory Services LLC, whereby Platinum Advisory Services LLC will provide professional media support and adve1iising services in exchange for shares of stock in Twinlab Consolidated Holdings, Inc.

1.            Investment. The undersigned company, Platinum Advisory Services LLC ("Investor"), intending to be legally bound, hereby irrevocably agrees to purchase stock in Twinlab Consolidated Holdings, Inc., a Nevada corporation (the "Company"). Investor agrees to purchase shares of Company's common stock, par value $0.001 per share (the "Shares") for an aggregate purchase price of $3,000,000.00 (the "Purchase Price") with payment to be made in the form of credit for media support and services (the "Services") provided by the Investor and its affiliates to the Company, subject to insertion orders submitted by the Company that utilize the advertising rates set forth in Schedule B. Share quantity and price shall be determined and distributed to Investor in accordance with Schedule C.

Investor hereby acknowledges that the Shares being offered hereunder have not been registered under the Securities Act of 1933, as amended (the "Act"), and that the Shares are being offered and sold in accordance with exemptions from the registration requirements under the Act, including, without limitation, Rule 506 of Regulation D promulgated thereunder, as well as applicable state law.

2.              Services. Investor hereby agrees to purchase the Shares and provide payment-in-kind for the Shares by providing the Company with the Services having an aggregate value equal to the Purchase Price, subject to inse1iion orders submitted by the Company that utilize the advertising rates set forth in Schedule B.

3.               Representations and Warranties of Investor. Investor hereby represents, warrants and agrees with the Company as follows:

(a)	Investor is purchasing the Shares for Investor's own account for investment purposes only and not with the intent toward the further sale or distribution thereof.

(b)	Investor is an "accredited investor," as that term is defined in Regulation D. Investor has reviewed the description of "accredited investor" contained in the "Investor Suitability Standards" set forth in Schedule "l" hereto, hereby represents and warrants that Investor understands such definition and hereby represents and warrants that the information provided in Schedule "l" is true and accurate.

(c)	The Shares have not been registered under the Act and may not be transferred, sold, assigned, hypothecated or otherwise disposed of unless (i) in accordance with the terms and conditions of the Company's Articles of Incorporation and bylaws, (ii) such transaction is the subject of a registration statement, filed with and declared effective by the United States Securities and Exchange Commission (the "SEC"), or unless an exemption from the registration requirements under the Act is available, and (iii) such transaction is registered under applicable state law and regulation or is exempt under such state law and regulation.

(d)	Investor acknowledges that the purchase of the Shares involves a high degree of risk. Investor has fully reviewed the Risk Factors section included in the Company's F01m 10-K for the year ended December 31, 2016, filed with the SEC on or about March 31, 2017 (the "Form 10-K").

(e)	Investor has the sophistication, knowledge and acumen necessary to adequately evaluate an investment in the Company and understands completely the terms, conditions, and risks associated with any such investment in the Company. Investor reads and understands English. Investor has received and reviewed this Agreement.

(f)	Investor understands that no governmental agency has passed on or made any recommendation or endorsement of the purchase of the Shares hereunder.

(g)	Investor has sufficient available financial resources to provide adequately for his, her or its current needs, including possible personal contingencies, and can bear the economic risk of a complete loss of his, her or its investment hereunder without materially affecting Investor's financial condition.

(h)	Investor has been furnished any and all materials relating to the Company, and its proposed activities, this investment and anything set forth in this Agreement which Investor has requested and has been afforded the opportunity to obtain any additional information with respect thereto. Specifically, the Company has encouraged and Investor has had an opportunity to review the Company's periodic reports filed with the SEC, including the Form 10-K, the quarterly rep01is on Form 10-Q filed for the quarters ended March 31, 2017, June 30, 2017 and September 30, 2017, the current rep01is filed on Form 8-K since January 1, 2017, and the proxy statement relating to the 2017 annual meeting of stockholders filed on May 1, 2017 (collectively, the "SEC Filings"). The Company has made available to Investor, at a reasonable time prior to the purchase of the Shares, the opportunity to ask questions and receive answers concerning the terms and conditions of the investment, the Company and its business and to obtain any additional information which the Company possesses or can acquire without unreasonable effort or expense.

(i)	The Company, through its representatives, has answered all inquiries of Investor concerning the Company, its business and the investment.

(j)	Investor has relied only on the inf01mation contained in this Agreement and the info1mation furnished or made available to Investor by the Company or its representatives, as described above. Any and all preliminary presentation materials, offering materials and agreements previously disseminated are superseded in all respects by this Agreement. Except as set fo1ih in this Agreement, no representations or warranties have been made to Investor, or to Investor's advisers, if any, by the Company, the Company's management, the original founders, or the Company's representatives with respect to the business of the Company or the prospects of the Company, and/or the economic, tax or any other aspects or consequences of a purchase of the Shares. Investor has not relied upon any information concerning the investment, written or oral, other than that contained in this Agreement, the SEC Filings or provided in writing by the Company at Investor's request. In addition, Investor has been represented by such legal and tax counsel and others selected by Investor as Investor has found necessary to consult concerning this transaction, and to review and evaluate the tax, economic and other ramifications of an investment in the Company. No representation, warranty or advice of any kind is made by the Company, the Company's management, the original founders, or any other person, with respect to any consequences relating to an investment in the Company.

(k)	Investor, if a corporation, limited partnership, partnership, trust or other form of business entity, is authorized and otherwise duly qualified to purchase and hold the Shares; such entity has its principal place of business as set forth on the signature page hereof and such entity has not been formed for the specific purpose of acquiring the Shares.

(l)	Investor understands that the Shares have not been registered under the Act and that the issuance of the Shares is being effectuated pursuant to an exemption from the registration requirements under the Act, and that reliance on such exemption is based, in part, upon the information being supplied hereunder by Investor.

(m)	Investor agrees that this Agreement shall be irrevocable upon execution and delivery by Investor, unless applicable state blue sky laws and regulations provide that it shall be revocable.

(n)	Investor is an entity which will beneficially own 10% or more of the outstanding Shares following the Company's acceptance of this Agreement, Investor is not an "investment company" as defined in the Investment Company Act of 1940 as amended (the "Investment Company"), and Investor itself is not relying on Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act as an exemption from classification as an Investment Company.

(o)	Each such beneficial owner's interest in Investor is held for his or her own account, and no beneficial owner holds an interest in Investor on behalf of any other individual or entity.

4.            Transferability. This Agreement (including any rights or obligations hereunder) is not transferable or assignable by Investor without the prior written consent of the Company's management, and any such transfer or purported transfer without such consent shall be void ab initio.

5.              Enforcement and Governing Law. Should it become necessary for any party to institute legal action to enforce the terms and conditions of this Agreement, the successful party will be awarded reasonable attorneys' fees at all trial and appellate levels, expenses and costs. Any suit, action or proceeding with respect to this Agreement shall be brought in the courts seated in Palm Beach County, Florida. The parties hereto hereby accept the exclusive jurisdiction of such courts for the purpose of any such suit, action or proceeding and acknowledge that venue is proper in such courts. Furthermore, it is agreed that this Agreement shall be construed in accordance with and governed in all respects by the laws of the State of Florida, without application of the principles of conflicts of laws.

6.            Amendment. No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is evidenced by a written instrument, executed by the party against which such modification, waiver, amendment, discharge or change is sought.

7.              Entire Agreement. This Agreement together with the Exhibits, contain all of the understandings, representations and warranties of the parties hereto with respect to the subject matter hereof. All prior agreements, whether written or oral, are merged herein and shall be of no force or effect.

8.              Severability. The invalidity, illegality or unenforceability of any provision or provisions of this Agreement will not affect any other provision of this Agreement, which will remain in full force and effect, nor will the invalidity, illegality or unenforceability of a p01iion of any provision of this Agreement affect the balance of such provision. In the event that any one or more of the provisions contained in this Agreement or any portion thereof shall for any reason be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

9.              Enforcement Benefit of Agreement. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors, personal representatives, estate, heirs and legatees.

10.             Captions. The captions in this Agreement are for convenience and reference purposes only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

11.              Number and Gender. All pronouns and any variation thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the party or parties, or their personal representatives may reasonably require.

12.             Further Assurances. Investor agrees to execute, acknowledge, and deliver any and all documentation as may be reasonably required from time to time to effect the intent and purpose of this Agreement.

13.            Confidentiality. Investor acknowledges and agrees that any information, documents or data that Investor or Investor's representatives, if any, have acquired from or about the Company, not otherwise properly in the public domain, was received in confidence. Investor agrees not to divulge, communicate or disclose, except as may be required by applicable law or for the performance by Investor of this Agreement, or use to the detriment of the Company or for the benefit of any other person or entity, or misuse in any way, any confidential information of the Company.          '

14.            Signature Page. The signatures on this Agreement are contained on the applicable Signature Page attached hereto. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument. A signed copy of this Agreement delivered by facsimile, email or other form of electronic transmission shall be deemed to have the same legal effect as a delivery of an original signed copy.

See the attached schedule(s):

Schedule A - Investor Suitability Standards

Schedule B - Schedule of Platinum Advisory Services LLC Rates

Schedule C - Share Distribution and Price

TWINLAB CONSOLIDATED HOLDINGS, INC.

EXECUTION PAGE FOR SUBSCRIPTION BY AN ENTITY

The undersigned's signature on this Special Execution Page evidences its agreement to be bound by the foregoing Agreement For Equity In Exchange For Services.

The undersigned represents that (a) he/she has read and understands this agreement, and (b) he/she will immediately notify the Company in writing if any material change in any of the information contained in this Agreement occurs before the acceptance of this Agreement.

$3 000 000.00	12/27/17
Purchase Price[1]	Date

Name of Investor Entity exactly as you wish it to appear on the Company Records (Please type or print):

4 NYP	Platinum Advisory Services
Address	Name of Entity

New York, NY 10004
Address (continued)	Name of Entity (continued)

Address (continued)	Name of Entity (continued)

(Telephone Number)	United States Taxpayer Identification Number (if applicable)

(E-Mail Address)

________________________________

1 Purchase Price will be paid to the Company through the Investor's provision of the Services having an aggregate value equal to the Purchase Price, subject to insertion orders submitted by the Company that utilize the advertising rates set forth in Schedule B.

The undersigned trustee, partner, manager, member or officer certifies that he or she has full power and authority from the beneficiaries, partners, members, managers, limited partners or directors of the entity named below to execute this agreement on behalf of the entity and to make the representations and warranties made herein on behalf of such entity and that investment in the Company has been affirmatively authorized by the governing board of the entity and is not prohibited by the entity's governing documents.

PLATINUM ADVISORY SERVICES LLC

Name	/s/ CHRIS POLIMENI

Title:	SVP – CFO/COO

Accepted and Agreed to:

TWINLAB CONSOLIDATED HOLDINGS, INC.

By:                /s/ ALAN GEVER

Name:     Alan S. Gever

Title:     CFO/ COO

SCHEDULE A

INVESTOR SUITABILITY STANDARDS

Investor must, either alone or with a financial advisor, have read and understood this agreement, including, but not limited to, such portions concerning the risks of an investment in the Company, and meet one of the suitability requirements set forth below. Please place a mark next to applicable item:

1.	[ ]	An individual having a net worth, or jointly with spouse, at the time of purchase of in excess of $1,000,000 (determined by subtracting total liabilities from total assets; but excluding the value of such person's primary residence and excluding the related amount of any mortgage or other indebtedness secured by such person's primary residence up to its fair market value, provided that any mortgage or other indebtedness secured by such person's primary residence in excess of the value of such residence must be considered a liability and deducted from such person's net worth, and provided further that if the amount of debt secured by such person's primary residence has increased in the 60 days preceding the sale of securities to such person (other than in connection with the acquisition of the primary residence), then the amount of that increase is included as a liability in the net worth calculation, even if the estimated value of the residence is greater than the amount of debt secured by it).

2.	[ ]	An individual whose individual aggregate gross income for federal income tax purposes was in excess of $200,000 in each of the two most recent years, or whose joint income with spouse was in excess of $300,000 in each of those years, and who reasonably expects his individual (or joint) income to reach such level(s) in the current year.

3.	[X]

A corporation, partnership, a business trnst, or organization described in Section 50l(c)(3) of the Internal Revenue Code (tax-exempt organization), not formed for the specific purpose of acquiring the Shares, having total assets in excess of $5,000,000.

4.	[ ]	A bank, savings and loan association or other similar institution (as defined in Sections 3(a)(2) and (3)(5)(A) of the Act).

5.	[ ]	An insurance company (as defined in Section 2(a)(13) of the Act).

6.	[ ]	An investment company registered under the Investment Company Act of 1940.

7.	[ ]	A business development company (as defined in Section2(a)(48) of the Investment Company Act of 1940).

8.	[ ]	A Small Business Investment Company licensed by the U.S. Small Business Administration under Sections 30l(c) or (d) of the Small Business Investment Act of 1958.

9.	[ ]	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

10.	[ ]	A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, which plan has total assets in excess of $5,000,000.

11.	[ ]	An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a "Plan Fiduciary", as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company or registered investment adviser.

12.	[ ]	An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 having total assets in excess of $5,000,000.

13.	[ ]	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

14.	[ ]	A director or executive officer of the Company.

15.	[ ]	A trust, with total assets in excess of U.S. $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii).

16.	[ ]	An entity in which all of the equity owners are "accredited investors" (i.e. qualify under (1) or (2) above).

SCHEDULE B

ADVERTISING RATES

November 1, 2017

Here is an overview of open and discounted 2018 ad rates and digital CPMs;

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Notes;

1-	Print rates apply to all ‘run of book’ advertising and ‘sponsored editorial’ pages
2-	Special unit (cover units, premium positions etc.) pricing will be agreed upon separately
3-	Earned rate card discounts will apply by category to all future acquisitions
4-	Event sponsorships details will be provided separately

SCHEDULEC

SHARE DISTRIBUTION AND PRICE

1.	During the first quarter of each calendar year, the Parties shall mutually agree on that year's annual forecast to use the Services (the "Forecast").
2.	Investor shall determine the cost of the Forecast based upon the rates set forth in Schedule B and invoice Company for Services.
3.	Company will then distribute an amount of Shares equal to the amount invoiced by the Investor in connection with the Forecast. The value of a Share will be based on the fair market value of a Share on each of the applicable issuance dates, applying any discount rate to be determined by the Company's Board of Directors, acting reasonably and in good faith.
4.	This will continue annually until the Company has distributed to Investor an aggregate of $3,000,000.00 worth of Shares.